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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               SEPTEMBER 28, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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           NEVADA                    000-32877                  04-3562325
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of principal executive offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On September 28, 2007, the Board of Directors of Pro-Pharmaceuticals, Inc. (the "Company") appointed a new Chief Financial Officer of the Company, Anthony
D. Squeglia, effective October 1, 2007. Mr. Squeglia succeeds Carl L. Lueders, who resigned on September 30, 2007 to pursue other interests. There was no arrangement or understanding between Mr. Squeglia and any other person, pursuant to which he was selected as an officer of the Company.

     Since 2003, Mr. Squeglia, 64, has served as Vice President of Investor Relations for the Company. From 2001 to 2003, Mr. Squeglia was a Partner in JFS Advisors, a management consulting firm that delivered strategic services to entrepreneurial businesses that included raising funds, business planning, positioning, branding, marketing and sales channel development. From 1996 to 2001, Mr. Squeglia was Director of Investor Relations and Corporate Communications for Quentra Networks. Previously, Mr. Squeglia helped to successfully launch an IPO for Summa Four and held management positions with Unisys, AT&T, Timeplex, Colonial Penn and ITT. Mr. Squeglia received an M.B.A. from Pepperdine University and a B.B.A. from The Wharton School, University of Pennsylvania.

     Mr. Squeglia entered into an employment agreement with the Company in 2003 and currently receives an annual salary of $145,000, a portion of which is deferred due to the current cash position of the Company. Mr. Squeglia is entitled to participate in the Company's employee benefit plans commensurate with his position in the Company. If Mr. Squeglia is terminated by the Company without cause, Mr. Squeglia is entitled to two months severance pay plus one month for each year of employment. The agreement also contains inventions assignment, non-solicitation and non-competition covenants.

Item 9.01 Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.
                   Not applicable.

         (b) Pro forma financial information.
                   Not applicable

         (c) Shell company transactions.
                   Not applicable.

         (d) Exhibits.


             Exhibit No. Description
             ----------- -------------------------------------------------------
              10.1 Employment Agreement, made effective as of May 6, 2003, between Pro-Pharmaceuticals, Inc. and Anthony D. Squeglia.

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99.1   News Release of Pro-Pharmaceuticals, Inc., dated October 2, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PRO-PHARMACEUTICALS, INC.

                                             By: /s/ David Platt
                                                 -------------------------------
                                                 David Platt
                                                 Chief Executive Officer

Date: October 4, 2007

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                                  EXHIBIT INDEX


Exhibit No.  Description
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10.1         Employment Agreement, made effective as of May 6, 2003, between
             Pro-Pharmaceuticals, Inc. and Anthony D. Squeglia.

99.1         News Release of Pro-Pharmaceuticals, Inc., dated October 2, 2007.